EXHIBIT 10(i)


STOCK EXCHANGE AGREEMENT

     This Agreement ("Agreement") is made and entered into this the 20th day of February 2001 by and between American International Ventures, Inc. f/k/a American Precious Metals, Inc., a Delaware corporation whose address is 260 Garibaldi Avenue, Lodi, New Jersey 07644 (the "Purchaser"), and TLM Industries, Inc., a New Jersey corporation whose address is 30 Hillside Avenue, Springfield, New Jersey 07081 (the "Acquired Corporation") and those shareholders of the Acquired Corporation identified on the signatory page of this Agreement (the "Shareholders"), which Shareholders include Anthony Lauro and Dominic Taglialatella ("Controlling Shareholders").

* W I T N E S S E T H *

     WHEREAS, Purchaser desires to acquire all of the issued and outstanding shares of capital stock of the Acquired Corporation from the Shareholders in exchange for certain shares of Purchaser, and, similarly, the Shareholders desire to acquire certain of the shares of common stock of Purchaser in exchange for all of their shares of common stock of the Acquired Corporation, all in a transaction that qualifies under Section 354 and 368(a)(1)(b) of the Internal Revenue Code of 1986, as amended,

     NOW THEREFORE, in consideration of the mutual covenants, terms and conditions contained herein, the parties do hereby covenant, warrant and agree as follows:


ARTICLE I
EXCHANGE OF STOCK

     1.01. Capital Stock and Shareholders of Acquired Corporation. The issued and outstanding capital stock of the Acquired Corporation consists of common stock, no par value, and preferred stock, no par value. The Shareholders include holders of common stock and holders of preferred stock of the Acquired Corporation.

     1.02. Purchaser Shares. In consideration of the mutual terms, covenants and conditions contained herein, Purchaser hereby assigns, transfers and conveys to each Shareholder that number of shares of common stock, $.00001 par value, of Purchaser set opposite each Shareholder's name on Exhibit 1.02 (the "Purchaser Shares"). The Purchaser Shares will be delivered to each Shareholder within ten
(10) days from Closing (as defined herein). In addition, Purchaser agrees to issue shares of its common stock in fulfillment of the contractual responsibilities of the Acquired Corporation for two (2) of its employees as set forth on Exhibit 3.01(iii).

     1.03. Share Ownership Rights of Acquired Corporation. The parties hereby acknowledged that share certificates of the Acquired Corporation have not been issued to each of the Shareholders. Each Shareholder, individually but not jointly, and the Acquired Corporation hereby represent and warrant to the Purchaser that the share ownership (which includes common stock and preferred stock) of the Acquired Corporation set opposite each Shareholder's name on
Exhibit 1.03 (each a "Share Ownership Right") is true and correct. Each Shareholder further represents and warrants that, except for the respective Share Ownership Right, no warrants, options, or other rights to the capital stock of the Acquired Corporation are held by such Shareholder. Concurrent with the execution hereof and subject to the mutual terms, covenants and conditions hereof including the receipt by each Shareholder of his respective Acquired Shares, each Shareholder hereby assigns, transfers and conveys to Purchaser all of his right, title and interest in and to all capital stock or other rights to capital stock of the Acquired Corporation held by such Shareholder, which includes the respective Share Ownership Right. It is understood that the stock certificates representing each respective Share Ownership will not be provided to the Purchaser. Rather, this instrument effectively transfers and assigns the Share Ownership of each Shareholder to the Purchaser. The Controlling Shareholders are holders of rights to the preferred stock, no par value, of the Acquired Corporation. Concurrent with the execution hereof and subject to the mutual terms, covenants and conditions hereof, each Controlling Shareholders hereby waives and disclaims any and all rights and privileges to any and all unpaid and/or accrued dividends or other distributions under the preferred stock.

     1.04. Additional Undertakings. Concurrent with the execution hereof and from time to time thereafter, the parties hereto shall execute such additional instruments and take such additional action as such other party(ies) make reasonably request in order to effectuate the purpose and intent of this Agreement.


ARTICLE II
REPRESENTATIONS AND WARRANTIES OF PURCHASER

     As of the date hereof and at Closing, Purchaser does hereby represent and warrant to the Acquired Corporation as follows:

     (i) Purchaser is a corporation duly organized, validly existing and is in good standing under the laws of the Delaware and in other jurisdictions where it conducts business, has full corporate power and authority to execute and deliver this Agreement and has no subsidiaries,

     (ii) the authorized capital stock of Purchaser consists of 50,000,000 shares of common stock, $.00001 par value,

     (iii) the issued and outstanding shares of capital stock of Purchaser are set forth on Exhibit 2.01 (iii). In addition, (a) there are no warrants, rights, options, conversion privileges, stock purchase plans or other agreements or undertakings which obligates Purchaser now or upon the occurrence of some future event to issue additional shares of capital stock, (b) there are no restrictions on the transfer of shares of capital stock of Purchaser other than those imposed by relevant state and federal securities laws, and (c) no holder of any security of Purchaser is entitled to any preemptive or similar statutory or contractual rights, either arising pursuant to an agreement or instrument to which Purchaser is a party or which are otherwise binding on Purchaser. The Purchaser Shares are free and clear of any mortgage, lien, pledge, or other encumbrance and are duly authorized, validly issued, fully paid and non-assessable shares of capital stock of Purchaser,

     (iv) the financial statements of Purchaser, which consists of an audited balance sheet as of May 31, 2000 and the unaudited statements for the six month period ending November 30, 2000 and related statements of income for the periods then ended as filed with the Securities and Exchange Commission which have been delivered to the Acquired Corporation, are correct and fairly present the financial condition of Purchaser for the periods involved, and such statements were prepared in accordance with generally accepted accounting standards consistently applied; except in connection with this transaction, Purchaser has no material liabilities, whether due or to become due, and whether accrued or contingent, not reflected as part of the financial statements of Purchaser, other than liabilities incurred in the ordinary course of business since November 30, 2000 and other liabilities which, in the aggregate, are not material to the business or financial condition of Purchaser,

     (v) Except as reflected or reserved against the balance sheet of Purchaser, as set forth on Exhibit 2.01 (iv) or as set forth on Exhibit 2.01 (v), Purchaser has no liabilities of any nature, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due. Purchaser's accounts receivable are collectable in accordance with the terms of such accounts, except to the extent of the reserve therefore in Purchaser's balance sheet set forth on Exhibit 2.01 (iv),

     (vi) Since the date of the financial  statements  set forth on Exhibit 2.01
(iv) to the present, there have not been;

     (a) any changes in the condition (financial or otherwise), assets, liabilities, capitalization, business or business prospects of Purchaser which, individually or in the aggregate, have been materially adverse,

     (b) any declaration or payment of any dividend or other distribution with respect to Purchaser's capital stock,

     (c) any direct or indirect redemption, purchase or other acquisition of stock of Purchaser,

     (d) any increases paid or agreed to be paid in the compensation, retirement benefits or other commitments to officers, directors, employees, consultants, or agents,

     (e) any damage or destruction (whether or not covered by insurance) adversely affecting, in any material respects, any properties, business or business prospects of Purchaser, and,

     (f) any acquisition or disposition of assets or properties in any transaction with any officer, director, shareholder or monthly salaried employee of Purchaser or any relative by blood or marriage or any Affiliate or Associate (as such terms are defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of any of them, or, except in the ordinary course of business, any other acquisition or disposition of any assets or properties of material value,

     (vii) the assets reflected on the balance sheet of Purchaser as of May 31, 2000 are owned free and clear of all liens, claims, charges and encumbrances of any kind or nature, except to the extent disposed of in the ordinary course of business since May 31, 2000; all such assets, if any, characterized as inventory are stated at no more than the lower of cost or market value and are, in all material respects, usable and salable in the ordinary course of business,

     (viii) there are no collective bargaining agreements and other labor agreements to which Purchaser is a party or by which it is legally bound, and there are no employment, profit sharing, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consulting, retirement, welfare or incentive plans, labor contract agreements, labor arrangements or labor practices to which Purchaser is a party or is legally bound,

     (ix) Exhibit 2.01 (ix) is a true and correct list of any and all material contacts, agreements, leases, arrangements or understandings, written or oral, which Purchaser is a party, or by which any of its assets or properties are legally bound,

     (x) there are no judicial or administrative actions, suits or proceedings pending or threatened, that might result in a material adverse change in the condition (financial or otherwise), properties, assets, business or operations of Purchaser or that question the validity of this Agreement,

     (xi) neither the execution and delivery of this Agreement by Purchaser, nor the consummation of the transactions set forth herein or contemplated hereby will conflict with or result in any violation of or constitute a breach of or a default under the Certificate of Incorporation or By Laws of Purchaser or under any contract, instrument, agreement, understanding, mortgage, indenture, lease, insurance policy, permit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to or to which Purchaser is a party, nor will it give rise to any right of acceleration in the time for performance or any obligation of Purchaser under any contract or instrument, nor will it result in the creation of any lien, charge, encumbrance of any asset of Purchaser,

     (xii) Purchaser has filed all federal, state, local and foreign tax returns which are due or has obtained appropriate extensions with respect thereto and all such returns are true and correct in all material respects as filed; Purchaser has not received any notice of deficiency for assessment of additional taxes and Purchaser is not a party to any action or proceeding by any governmental authority for assessment or collection of taxes with respect to its business; no deficiency assessment or proposed adjustment of Purchaser's federal, state, or local or foreign taxes is pending, except for taxes incurred by Purchaser in the ordinary course of business allocable to the most recent taxable quarter; the Purchaser has no knowledge of any proposed liability for any tax to be imposed upon its properties, assets, or business for which there is no adequate reserve reflected in the balance sheet of Purchaser, as set forth on Exhibit 2.01 (iv),

     (xiii) Purchaser is acquiring the Share Ownership for investment purposes and not with a view to any resale or distribution thereof. Purchaser represents that the Share Ownership is being acquired in a transaction which is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and that it understands that the Share Ownership must be held indefinitely, unless subsequently registered under the Act or unless an exemption from registration is available, including Rule 144 under the Act, and that it must, accordingly, bear the economic risk of its investment for an indefinite period of time,

     (xiv) none of the stockholder's, directors, employees, officers of Purchaser or any relative by blood or marriage, Affiliates, or Associates (as defined in 2.01 (vii) (f)) of any of the foregoing, is currently a party to any material transaction with Purchaser,

     (xv) none of the warranties and representations made by Purchaser herein or in the Exhibits or other documents related hereto, nor the financial statements furnished by Purchaser nor any certificate or memorandum furnished or to be furnished by Purchaser, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading, and all representations and warranties of Purchaser contained herein are true and correct,

     (xvi) the Purchaser Shares are free and clear of all liens, claims, pledges, and other encumbrances of any nature; the Purchaser Shares are not subject to any contact, agreement, arrangement or understanding, written or otherwise, which would adversely affect or otherwise prohibit or limit the acquisition of the Purchaser Shares by the Shareholders, and

     (xvii) Purchaser has timely filed all required reports and filings with the Securities and Exchange Commission as required under the Securities Exchange Act of 1934.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED
CORPORATION AND THE SHAREHOLDERS

     As of the date hereof and at Closing, the Acquired Corporation and each Shareholder (limited to sub-paragraphs (xiv), (xvi), (xvii) and (xviii) below only) do hereby represent and warrant to Purchaser as follows:

     (i) the Acquired Corporation is a corporation duly organized, validly existing and is good standing under the laws of the State of New Jersey and in other jurisdictions where it conducts business, has full corporate power and authority to execute and deliver this Agreement and has one subsidiary,

     (ii) the authorized capital stock of the Acquired Corporation consists of 10,000,000 shares of common stock, no par value, and 1,000,000 share of preferred stock, no par value.

     (iii) the issued and outstanding Share Ownership Rights of capital stock of the Acquired Corporation are set forth on Exhibit 3.01 (iii). In addition, (a) except as set forth on Exhibit 3.01 (iii), there are no warrants, rights, options, conversion privileges, stock purchase plans or other agreements or undertakings which obligates the Acquired Corporation now or upon the occurrence of some future event to issue additional shares of capital stock, (b) there are no restrictions on the transfer of shares of capital stock of the Acquired Corporation other than those imposed by relevant state and federal securities laws, and (c) no holder of any security of the Acquired Corporation is entitled to any preemptive or similar statutory or contractual rights, either arising pursuant to an agreement or instrument to which the Acquired Corporation is a party or which are otherwise binding on the Acquired Corporation. The Acquired Corporation Shares are free and clear of any mortgage, lien, pledge, or other encumbrance and are duly authorized, validly issued, fully paid and non-assessable shares of capital stock of the Acquired Corporation,

     (iv) the financial statements of the Acquired Corporation previously delivered to Purchaser, which consists of an unaudited balance sheet as of June 2, 2000 and related statements of income for the periods then ended, are correct and fairly present the financial condition of the Acquired Corporation for the periods involved, and such statements were prepared in accordance with generally accepted accounting standards consistently applied; except as set forth on
Exhibit 3.01 (v), the Acquired Corporation has no material liabilities, whether due or to become due, and whether accrued or contingent, not reflected as part of the financial statements of the Acquired Corporation, other than liabilities incurred in the ordinary course of business since June 2, 2000 and other liabilities which, in the aggregate, are not material to the business or financial condition of the Acquired Corporation,

     (v) except as reflected or reserved against the balance sheet of the Acquired Corporation, as set forth on Exhibit 3.01 (iv) or as set forth on
Exhibit  3.01(v),  the Acquired  Corporation  has no  liabilities of any nature, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due. The Acquired Corporation's accounts receivable are collectable in accordance with the terms of such accounts, except to the extent of the reserve therefore in the Acquired Corporation's balance sheet set forth on the Acquired Corporation 3.01 (iv),

     (vii) except as otherwise disclosed on Exhibit 3.01 (v), since the date of the financial statements set forth on Exhibit 3.01 (iv) to the present, there have not been;

     (a) any changes in the condition (financial or otherwise), assets, liabilities, capitalization, business or business prospects of the Acquired Corporation which, individually or in the aggregate, have been materially adverse,

     (b) any declaration or payment of any dividend or other distribution with respect to the Acquired Corporation's capital stock,

(c) any direct or indirect redemption, purchase or other acquisition of stock of the Acquired Corporation,

     (d) any increases paid or agreed to be paid in the compensation, retirement benefits or other commitments to officers, directors, employees, consultants or agents,

     (e) any damage or destruction (whether or not covered by insurance) adversely affecting, in any material respects, any properties, business or business prospects of the Acquired Corporation, and,

     (f) any acquisition or disposition of assets or properties in any transaction with any officer, director, shareholder or monthly salaried employee of the Acquired Corporation or any relative by blood or marriage or any Affiliate or Associate (as such terms are defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of any of them, or, except in the ordinary course of business, any other acquisition or disposition of any assets or properties of material value,

     (viii) the assets reflected on the unaudited balance sheet of the Acquired Corporation as of June 2, 2000 are owned free and clear of all liens, claims, charges and encumbrances of any kind or nature, except to the extent disposed of in the ordinary course of business since June 2, 2000 or as otherwise disclosed on Exhibit 3.01 (v); all such assets, if any, characterized as inventory are stated at no more than the lower of cost or market value and are, in all material respects, usable and salable in the ordinary course of business; and the assets of the Acquired Corporation include the following domain names, Get Office Needs.com, Get Clearance.com, Get Buys.com, Get Golf Equipment.com, Get Fragrance.com, Get InkJets.com, Get GolfBalls.com, and GetToner.com.

     (ix) there are no collective bargaining agreements and other labor agreements to which the Acquired Corporation is a party or by which it is legally bound, and Exhibit 3.01 (ix) is a true and correct list or description of all employment, profit sharing, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consulting, retirement, welfare or incentive plans, labor contract agreements, labor arrangements or labor practices to which the Acquired Corporation is a party or is legally bound,

     (x) Exhibit 3.01 (x) is a true and correct list of any and all material contacts, agreements, leases, arrangements or understandings, written or oral, which the Acquired Corporation is a party, or by which any of its assets or properties are legally bound,

     (xi) there are no judicial or administrative actions, suits or proceedings pending or threatened, that might result in a material adverse change in the condition (financial or otherwise), properties, assets, business or operations of Purchaser or that question the validity of this Agreement,

     (xii) neither the execution and delivery of this Agreement by the Acquired Corporation, nor the consummation of the transactions set forth herein or contemplated hereby will conflict with or result in any violation of or constitute a breach of or a default under the Certificate of Incorporation or By Laws of the Acquired Corporation or under any contract, instrument, agreement, understanding, mortgage, indenture, lease, insurance policy, permit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to or to which the Acquired Corporation is a party, nor will it give rise to any right of acceleration in the time for performance or any obligation of the Acquired Corporation under any contact or instrument, nor will it result in the creation of any lien, charge, encumbrance of any asset of the Acquired Corporation,

     (xiii) the Acquired Corporation has filed all federal, state, local and foreign tax returns which are due or has obtained appropriate extensions with respect thereto and all such returns are true and correct in all material respects as filed; the Acquired Corporation has not received any notice of deficiency for assessment of additional taxes and the Acquired Corporation is not a party to any action or proceeding by any governmental authority for assessment or collection of taxes with respect to its business; no deficiency assessment or proposed adjustment of the Acquired Corporation's federal, state, or local or foreign taxes is pending, except for taxes incurred by Purchaser in the ordinary course of business allocable to the most recent taxable quarter; the Acquired Corporation has no knowledge of any proposed liability for any tax to be imposed upon its properties, assets, or business for which there is no adequate reserve reflected in the balance sheet of the Acquired Corporation, as set forth on Exhibit 3.01 (iv),

     (xiv) the Shareholders are acquiring the Purchaser Stock for investment purposes and not with a view to any resale or distribution thereof. The Shareholders represent that the Purchaser Stock is being acquired in a transaction which is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and that they understand that the Purchaser Stock must be held indefinitely, unless subsequently registered under the Act or unless an exemption from registration is available, including Rule 144 under the Act, and that they must, accordingly, bear the economic risk of its investment for an indefinite period of time,

     (xv) none of the stockholder's, directors, employees, officers of the Acquired Corporation or any relative by blood or marriage, Affiliates, or Associates (as defined in 3.01 (vii) (f)) of any of the foregoing, is currently a party to any material transaction with the Acquired Corporation (other than for services as an employee, officer or director), the terms of which are identified on Exhibit 3.01 (x),

     (xvi) none of the warranties and representations made by the Shareholders or the Acquired Corporation herein or in the Exhibits or other documents related hereto, nor the financial statements furnished by the Acquired Corporation nor any certificate or memorandum furnished or to be furnished by the Shareholders or the Acquired Corporation or any of them, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading, and all representations and warranties of the Shareholders and the Acquired Corporation contained herein are true and correct,

     (xvii) each respective Share Ownership Right is free and clear of all liens, claims, pledges, and other encumbrances of any nature; to the best of each Shareholder's knowledge, each respective Share Ownership Right is not subject to any contact, agreement, arrangement, or understanding, written or otherwise, which would adversely affect or otherwise prohibit or limit the acquisition of the Share Ownership Right by the Purchaser, and

     (xviii) each respective Shareholder acknowledges that (i) the Purchaser has conducted limited operations since its inception and is a development stage company, (ii) they have read, review and understand the financial statements of Purchaser referenced herein, and (iii) none of the following have ever been represented, guaranteed, or warranted to any Shareholder by Purchaser, or its
affiliates,   agents,  or  employees  or  any  other  person,  expressly  or  by implication: (a) the approximate or exact length of time that he/she will be required to remain an owner of the Purchaser Shares, or (b) value of the Purchaser Shares, or (c) the amount of profit to be realized as a result of receiving the Purchaser Shares.


ARTICLE V
CONDITIONS PRECEDENT

     5.01. This Agreement will be subject to the Controlling Shareholders, the Acquired Corporation and Purchaser executing the employment agreements of the Controlling Shareholders in the form and content presented to the parties on this date.

     5.02. This effectiveness of this Agreement will be subject to the approval by the board of directors of both the Acquired Corporation and Purchaser.


ARTICLE VI
CLOSING OF TRANSACTION

     6.01. Delivery of Documents. The parties will deliver duly executed originals of the Agreement to an escrow agent selected by the parties ("Escrow Agent"). The Escrow Agent will maintain the Agreements in trust pending receipt of written instructions from an officer of the Purchaser and from an officer of the Acquired Corporation that all of the conditions described in Section 5.01,
Section 5.02, and Section 6.03 have been complied with to the satisfaction of each such party, and authorizing the Escrow Agent to release the Agreements to the respective parties.

     6.02 Closing of Transaction. Subject to the fulfillment of the conditions precedent described Section 5.01, Section 5.02, and the conditions described in
Section 6.03 below, the closing of the transaction contemplated by this Agreement ("Closing") will occur on or before March 15, 2001 ("Closing Date"), at a mutually agreeable location.

     6.03. Conditions of Closing; Delivery of Documents. The closing of this transaction shall be subject to the following conditions:

     (i). All representations and warranties made by Purchaser herein shall be true and accurate as of the Closing as though such representations and warranties were then made in exactly the same language by such parties regardless of knowledge or lack thereof by such parties or changes beyond their control; and the Purchaser will deliver to the Acquired Corporation at Closing the certification signed by the President of the Purchaser dated as of the date of the Closing in substantially the same form as the text provided in Exhibit 6.02(i),

     (ii). All representations and warranties made by Acquired Corporation herein shall be true and accurate as of the Closing as though such representations and warranties were then made in exactly the same language by such parties regardless of knowledge or lack thereof by such parties or changes beyond their control; and the Acquired Corporation will deliver to the Purchaser at Closing the certification signed by Chairman of the Purchaser dated as of the date of the Closing in substantially the same form as the text provided in
Exhibit 6.02(ii), and

     (iii). The delivery by the Acquired Corporation to the Purchaser all of the books and records of the Purchaser, including without limitation, and its corporate governance materials (articles of incorporation, by-laws and resolutions and minutes of shareholder and board meetings, stock and warrant ledgers.

     6.04. Cancellation of Promissory Note. Upon Closing, all outstanding obligations of the Acquired Corporation, or its subsidiary, Gettoner.com, Inc., in favor of the Purchaser will the immediately terminate.

     6.05 Appointment to Board of Directors of Purchaser. Dominic Taglialatella will be appointed to the Board of Directors of Purchaser as soon as practicable after the Closing.

     6.06. Termination of Agreement. In the event the parties are unable to effect a Closing of the transactions contemplated herein on or before the Closing Date, then in such event; (i) this Agreement shall be deemed null and void, (ii) all instruments and consideration previously delivered to the Escrow Agent shall be returned to the delivering party by the Escrow Agent, and (iii) except for amounts previously loaned by the Purchaser to the Acquired
Corporation, neither party will have any claims or recourse against the other party.


ARTICLE VII
RELEASE BY THE CONTROLLING SHAREHOLDERS

     Effective as of the Closing Date, the Controlling Shareholders do hereby fully and unconditionally release and discharge any and all, debts, claims and causes of actions which each party, their heirs, successors and assigns have or may have at any time against Acquired Corporation and its officers, directors, employees, counsel, agents and shareholders, including those claims relating to any past due wages or other compensation, specifically excluding however, certain outstanding liabilities of the Acquired Corporation in favor of the Controlling Shareholders (or their affiliates) as identified on Exhibit 3.01(v).

ARTICLE VIII
INDEMNIFICATION BY THE PARTIES AGAINST LIABILITIES

     8.01. Indemnification by the Purchaser. Purchaser hereby indemnifies and holds harmless the Acquired Corporation and its respective heirs, transferees, assigns, officers, directors, counsel, agents and shareholders ("Shareholder Indemnitees") from any and all claims, causes of actions, proceedings, investigations judgments, damages, settlements and legal and other expenses, including legal fees, as of when occurred arising out of or in any way connected with (i) the activities of the Purchaser prior to the execution of this Agreement, and (ii) the breach of any representation, warranty, covenant or condition of the Purchaser.

     The Shareholder Indemnitees shall give the Purchaser prompt notice of any claim asserted or threatened against the Shareholder Indemnitees on the basis of which such Purchaser Indemnitee intends to seek indemnification from the Purchaser as provided herein. However, the failure to provide such notice to the Purchaser under this section shall not obviate the obligations and responsibilities of the Purchaser.

     The Purchaser Indemnitees shall give the Acquired Corporation and Controlling Shareholders prompt notice of any claim asserted or threatened against the Purchaser Indemnitees on the basis of which such Purchaser Indemnitee intends to seek indemnification from the Acquired Corporation or Controlling Shareholders as provided herein. However, the failure to provide such notice to the Acquired Corporation or the Controlling Shareholders under this section shall not obviate the obligations and responsibilities of the Acquired Corporation or Controlling Shareholders.


ARTICLE IX
NOTICES

     Any notice or other communication required or permitted hereunder shall be made in writing, and shall be deemed to have been given if placed in the United States mail, registered and certified, postage prepaid, or if personally delivered, addressed as follows;

Purchaser:                                  American Precious Metals, Inc.
                                            260 Garibaldi Avenue
                                            Lodi, New Jersey 07644

Acquired Corporation:                       TLM Industries, Inc.
                                            30 Hillside Avenue
                                            Springfield, New Jersey 07081

Controlling                                 30 Hillside Avenue
Shareholders:                               Springfield, New Jersey 07081


ARTICLE X
ENTIRE AGREEMENT, MODIFICATION, WAIVER AND HEADINGS

     10.01. Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter herein and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions among the parties, written or otherwise, including the Intent of Share Exchange dated November 2, 2000 by and between the Purchaser and the Acquired Corporation ("Letter of Intent"). No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     10.02. Headings. Section captions or headings are included herein for convenience purposes only and are not to be construed as an accurate description of the contents therein.

     10.03. Incorporation by Reference. All exhibits, schedules and documents referred to in this Agreement are incorporated herein for all purposes.

     10.04. Multiple Counterpart Execution; Governing Law. This Agreement may be executed in multiple counterparts, which each counterpart constituting a binding agreement between the signatory parties, and with all such counterparts constituting an integrated document. This Agreement shall be construed and governed by the laws of the State of New Jersey.

     10.05.  Binding Effect. The terms and provisions herein shall be binding on
and  inure  to  the  benefit  or  the  parties  hereto,   and  their  respective
transferees, successors and assigns.

     10.06. Survival of Representations and Warranties. All representations, warranties, and covenants made by the parties herein shall survive the execution of this Agreement and shall be forever enforceable.

     10.07. Severability. If any provision of this Agreement is invalid, illegal or enforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be effective all as of the date set forth above.



PURCHASER
American Precious Metals, Inc.

/s/ Jack Wagenti
----------------
    Jack Wagenti
    President

ACQUIRED CORPORATION
TLM Industries, Inc.

/s/ Dominic Taglialatella
-------------------------
    Dominic Taglialatella
    Chairman

SHAREHOLDERS


/s/ Dominic Taglialatella
-------------------------
    Dominic Taglialatella

/s/ Anthony Lauro
-----------------
    Anthony Lauro

/s/ Thomas D'oVidio
-------------------
    Thomas D'oVidio


/s/ Mary Ann D'oVidio
---------------------
    Mary Ann D'oVidio

/s/ Robert D'oVidio
-------------------
    Robert D'oVidio

/s/ Anthony Calandra
--------------------
    Anthony Calandra

EXHIBIT 1.02

SHARES OF COMMON STOCK OF PURCHASER
RECEIVED BY EACH COMMON SHAREHOLDER

Name of Shareholder              Number of Purchaser Shares Received
--------------------------------------------------------------------
Dominic Taglialatella            975,000 shares

Anthony Lauro                    975,000 shares

Thomas D'Ovidio                    4,000 shares

Mary Ann D'Ovidio                 16,000 shares

Robert D'Ovidio                   20,000 shares

Anthony Calandra                  20,000 shares


SHARES OF COMMON STOCK OF PURCHASER
RECEIVED BY EACH PREFERRED SHAREHOLDER

Name of Shareholder              Number of Purchaser Shares Received
--------------------------------------------------------------------
Dominic Taglialatella            607,500 shares

Anthony Lauro                    607,500 shares



EXHIBIT 1.03

RIGHTS OF COMMON STOCK OF ACQUIRED
CORPORATION ASSIGNED BY EACH COMMON SHAREHOLDERS

Name of Shareholder              Number of Shares/Rights Delivered
------------------------------------------------------------------
Dominic Taglialatella            975,000 shares

Anthony Lauro                    975,000 shares

Thomas D'oVidio                    4,000 shares

Mary Ann D'oVidio                 16,000 shares

Robert D'oVidio                   20,000 shares

Anthony Calandra                  20,000 shares


RIGHTS OF PREFERRED STOCK OF ACQUIRED
CORPORATION ASSIGNED BY EACH PREFERRED SHAREHOLDERS

Dominic Taglialatella            100,000 shares

Anthony Lauro                    100,000 shares

EXHIBIT 2.01(iii)

ISSUED AND OUTSTANDING SHARES OF PURCHASER

     1. Number of shares of common stock, par value $.00001, issued and outstanding of Purchaser, as of the date hereof and as of the Closing Date:
10,570,544.



EXHIBIT 2.01 (v)

CLAIMS AGAINST ASSETS

     None.


EXHIBIT 2.01 (ix)

MATERIAL CONTRACTS

     None other than (i) the Finder's Fee Agreement dated June 1999 by and between American Precious Metals, Inc and Birch Mountain Resources, LTD, and
(ii) the Letter of Intent.


EXHIBIT 3.01(iii)

ISSUED AND OUTSTANDING SHARES OF ACQUIRED CORPORATION

     1. Number of Shares Ownership Rights to common stock, no par value, outstanding of the Acquired Corporation, as of the date hereof and as of the Closing Date: 2,010,000.

     2. Number of Share Ownership Rights to preferred stock, no par value, outstanding of the Acquired Corporation, as of the date hereof and as of the Closing Date: 200,000.

     3. Two (2) employees of the Acquired Corporation received stock grants in the amount of 20,000 shares each after each such employee remains with the Acquired Corporation for one (1) full year.


EXHIBIT 3.01 (viii)

CLAIMS AGAINST ASSETS

     In addition to the financial obligations set forth on Exhibit 3.01(x), the following outstanding obligations are not set forth in the financial statements of the Acquired Corporation as referenced herein:

     1. An outstanding obligation to pay Michael Reis the sum of $2,500.00,

     2. An outstanding obligation to pay Dominic Taglialatella the sum of $8,000,

     3. Two loans from American Express and Key Bank respectively, in the original principal amount of $50,000 each, of which approximately $87,118 of the collective principal amount remains outstanding, and

     4. An outstanding obligation to pay Anthony Lauro the sum of $3,000.

     In addition, as of the Closing Date, the Accounts Payable of the Acquired Corporation is approximately $160,000.

EXHIBIT 3.01 (ix)

EMPLOYMENT/OTHER AGREEMENTS

     Employment Agreements of Dominic Taglialatella and Anthony Lauro both of which are dated of even date herewith.


EXHIBIT 3.01 (x)

MATERIAL CONTRACTS

     The following are the material contracts of the Acquired Corporation:

     (i) the employment agreements disclosed on Exhibit 3.01(ix),

     (ii) the Letter of Intent,

     (iii) An Equipment Lease Agreement dated August 16, 2000 by and between Toshiba Easy Lease and TLM Industries, Inc. for a voice processing system,

     (iv) A Master Equipment Lease dated July 27, 2000 by and between DDI Leasing Inc. and TLM Industries, Inc. for certain computer equipment,

     (v) A Vehicle Lease Agreement dated April 13, 1998 by and between Warnock Automotive, Inc. and Anthony Lauro and Dianne Lauro that has been assumed by the Acquired Corporation.

     (vi) A car loan in the name of Anthony Lauro and Dianne Lauro for a automobile used by Anthony Lauro that has been assumed by the Acquired Corporation,

     (vii) An equipment lease agreement for a Cannon copier,

     (viii) Two loans from American Express and Key Bank respectively, in the original principal amount of $50,000 each, of which approximately $87,118 of the collective principal amount remains outstanding. and

     (ix) A sublease entered into by and among GetToner.com, Colonial Hardware, and Mario Curiale for the Acquired Corporation's office space.


EXHIBIT 3.01 (v)

CERTAIN RELATIONSHIPS

     Thomas   D'oVvido  and  Robert  D'oVvido  are  directors  of  the  Acquired
Corporation and are nephews of Dominic Taglialatella.

EXHIBIT 6.02 (i)

CERTIFICATE CONCERNING ACCURACY

Pursuant to Section 6.01(i)

     The undersigned hereby certifies, individually and as an officer and director of Purchaser and pursuant to Section 6.01(i) of the Agreement that the representations and warranties contained in the Agreement were accurate when made, and are accurate as of this date (the date of Closing), as though such representations and warranties were made as of the Closing in exactly the same language by the Purchaser regardless of knowledge or the lack thereof by such parties or changes beyond their control, and as of the Closing have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by any of them at or before such time by the Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this document this the date set opposite their signature below.

American International Ventures, Inc. f/k/a
American Precious Metals, Inc.


______________________               _______________
Jack Wagenti                           Date
President



EXHIBIT 6.02 (ii)

CERTIFICATE CONCERNING ACCURACY

Pursuant to Section 6.01(ii)

     The undersigned hereby certifies, individually and as officers and directors of the Acquired Corporation and pursuant to Section 6.01(ii) of the Agreement that the representations and warranties contained in the Agreement were accurate when made, and are accurate as of this date (the date of Closing), as though such representations and warranties were made as of the Closing in exactly the same language by the Acquired Corporation and Controlling
Shareholders regardless of knowledge or the lack thereof by such parties or changes beyond their control, and as of the Closing have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by any of them at or before such time by the Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this document this the date set opposite their signature below.



Dominic Taglialatella                   Date




Anthony Lauro                           Date


TLM Industries, Inc.



Dominic Taglialatella                    Date
Chairman